UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2017

Date of reporting period: January 31, 2017

Item 1.  Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

SEMI-ANNUAL REPORT

01.31.17

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending January 31, 2017

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year*	Cumulative**	Annualized
CIPSX	15.01%	41.01%	11.18%	13.84%	10.15%	244.28%	10.70%
Russell 2000	12.43%	33.53%	7.89%	13.00%	6.93%	153.20%	7.93%
CIPMX	8.50%	30.15%	11.22%	13.86%	N/A	144.54%	10.98%
Russell Midcap	5.65%	24.72%	9.50%	13.92%	N/A	123.62%	9.82%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past 6 months, your two funds benefitted meaningfully from Mergers & Acquisitions (M&A) activity and an investor preference for stocks that are expected to benefit from higher interest rates – which came at the expense of stocks likely to suffer from higher interest rates. While the extent of the contribution from M&A over the past year certainly was above-average and should not be extrapolated at a similar pace, our investment process’ keen focus on high quality businesses (the kind of companies and scarce franchises that other companies probably need to acquire to maintain growth and competitiveness) keeps us optimistic that strategic buyers will likely continue to acquire more of both funds’ holdings – from time to time.

Since early 2009, the overall equity market and economy in the U.S. has been fueled, to some extent, by unprecedented monetary policy accommodation. While valuations for most domestic equities have no doubt benefitted from the Federal Reserve’s highly accommodative monetary policy, we sense the shares of companies with above average business model risk are probably mispriced and much more inflated than shares of companies with reliable high return business models. The unwinding of the overcrowded

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

low volatility trade since last summer and the recent pro-cyclical bias to the post-election rally for U.S. equities have only reinforced our sense of this mispricing. Historically, as investors have anticipated the Federal Reserve will begin to raise interest rates, higher quality companies have started to outperform the lower quality companies. It will be interesting to see how equities perform if or when the Federal Reserve’s accommodation is substantially removed or when we next have a recession. Though we cannot make any guarantee, we expect both funds to outperform during such periods of monetary policy tightening as well as in a severe and prolonged correction or bear market.

Importantly, the weighted average portfolio characteristics of each fund’s holdings indicate that your funds are invested in companies with historically much better trailing 5-year growth of revenue and book value on a per share basis, as well as higher historical profitability and higher business returns than the companies in their respective Russell benchmarks – as measured by Gross Profitability and other meaningful business return metrics. Both funds also held shares in companies that are more fundamentally stable or reliable, as well as less burdened by debt than the companies in their respective Russell benchmarks (source: FactSet). Importantly, the Small Company Fund’s holdings trade at a much lower valuation than the Russell 2000 benchmark while the Mid Cap Fund trades at a valuation that is similar to the Russell Midcap benchmark (all calculations based on the 12/31/16 one-year weighted harmonic average price-earnings (p/e) ratios inclusive of non-earners). In our minds, both funds offer shareholders attractive relative value. However, our current estimate of the weighted average discount to Fair Value for the holdings of each fund suggests limited near-term upside at this time. We should point out though that our valuation methodology uses a “normalized” risk-free rate as we do not believe the era of low inflation and Zero Interest Rate Policy (ZIRP) is a permanent condition. Please note that if the yield on 10-year U.S. Treasury Bonds goes above 4%, then hindsight may suggest our valuation modeling was overly optimistic.

In recent months, two founders and original members of Champlain’s small and midcap investment team (David O’Neal and Van Harissis) elected to retire and start new chapters in their lives. They join Dan Butler who retired last year. While all three were invaluable to Champlain when we started and as we sought to become established, they each helped us hire or develop a highly motivated and capable analyst to fill their role on the team. As we have said to those we have met with over the years, Champlain’s most valuable player on the small and midcap team is our investment process. Investment outcomes for this team are not dependent on any one person’s special stock picking skills. Instead, our investment process leverages analysts who execute a highly disciplined team-oriented process that leaves limited flexibility to make big mistakes and points us toward the companies most

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

likely to succeed over time. As all three of these retirees have elected to retain a portion of their equity in the Champlain Investment Partners partnership, we have not had to say “goodbye” – but only “talk to you soon.”

Technology

While they contributed disproportionately to the strategy’s post financial crisis returns, our software holdings have produced rather lackluster relative returns for both funds over the past six months. The combination of post-election interest in the cyclical semiconductors and electronics related companies coupled with weak relative stock selection for the Mid Cap Fund were the primary culprits. We expect the pro-cyclical bias to prove fleeting while the interest rate pressure on the valuations of our faster growing SaaS and cloud-based software holdings may persist somewhat longer. We continue to discount cash flows using a pre-financial crisis 10-year U.S. Treasury bond yield, and believe our software holdings represent attractive and compelling absolute value at today’s interest rate levels. We are quite reluctant to abandon your funds’ current software holdings as we believe their revenue and earnings growth are likely to overcome the potential multiple compression from somewhat higher interest rates.

For the Small Company Fund, we used a meaningful share price pullback from recent highs to start new software positions in New Relic, Xactly Corporation, and Gigamon at attractive valuations. New Relic provides a cloud-based suite of next-generation Application Performance Monitoring software used by businesses to evaluate their user experience/engagement and optimize functionality via precise troubleshooting of the software code. Xactly delivers cloud-based incentive compensation management software and related analytics. Importantly, nearly all of Xactly’s clients have agreed to let Xactly own the data it has collected for the past 11 years creating an increasingly valuable database for customers to tap for analysis and the design of more efficient data-driven compensation plans. It is encouraging to know that Xactly’s biggest “competitor” – by a wide margin – is the internally built spreadsheet. We expect CFOs and auditors to become increasingly uncomfortable with the internal spreadsheet option, especially after the U.S. accounting standard shifts away from GAAP to IFRS. Gigamon’s technology enables data inspection for security and analytical reasons and helps customers avoid making expensive additional investments in network equipment. We also started reweighting Guidewire as the shares retreated meaningfully from where we last trimmed. In October, at a minor discount to the announced acquisition price by Verizon, we sold Fleetmatics Group a month prior to the deal closing. Qlik Technologies was acquired by the private equity firm Thoma Bravo in August, and Mentor Graphics recently agreed to be acquired by Siemens AG. We also elected to eliminate pricing strategy software provider PROS Holdings as we believe their slowly

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

unfolding and ungainly transition to a cloud-based offering has left them vulnerable to fresh competition from other software vendors that had added price strategy technology to their applications.

For the Mid Cap Fund, we used a meaningful share price pullback from recent highs to start a new position in Tableau Software, provider of easy-to-use and agnostic data visualization software. We also added to Akamai, Guidewire, Blackbaud, Palo Alto Networks, and Red Hat on weakness. Recently both WalMart and Amazon have signed large contracts with Workday, affirming our enthusiasm for Workday’s true cloud-architected software and the company’s long-term outlook. The strong growth of new clients at Splunk and the degree to which existing clients are expanding their business with Splunk also affirms our growing enthusiasm for Splunk’s data mining technology and the company’s long-term outlook. A full valuation and some excessive enthusiasm for the company’s still nascent Internet of Things opportunity warranted our decision to reduce the position size for PTC Inc. by almost half. Valuation also caused us to eliminate the position in Xilinx, although at the time we sold the shares we did not appreciate the potential for this company’s semiconductors to be used in next generation computers designed for machine learning or artificial intelligence.

Industrials and Materials

Our long standing enthusiasm and valuation analysis for CLARCOR were affirmed this past December by Parker Hannifin’s $83 bid to acquire the company, and this fully priced buyout helped both funds industrial holdings overcome a strong pro-cyclical bias since the election. Led by strong returns for Chase Corp. (newly purchased manufacturer of coatings and other protective materials), Balchem, and Innospec, the Small Company Fund’s specialty chemical companies also outperformed the materials sector. However, the Mid Cap Fund’s specialty chemical and packaging holdings underperformed the materials sector, creating a small deficit as the highly cyclical companies and industries (e.g. metals & mining) outperformed materially over the past six months.

While the stability of CLARCOR’s business model will be missed, we expect the Small Company Fund’s relatively recent and growing exposure to the food service equipment industry (e.g. John Bean Technologies, Manitowoc Foodservice, and Standex) to represent a very similar risk/reward profile. While none have as high a percentage of aftermarket exposure that CLARCOR enjoyed, the overall world-wide demand for food service equipment is less cyclical than CLARCOR’s end markets. The foodservice equipment industry still presents considerable opportunity to consolidate the smaller private participants in our opinion, while constantly iterating restaurant menus and the growing demand for labor saving automation in the production plants and restaurant also will likely help fuel growth.

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

As John Bean and Manitowoc build out their platforms, we expect both companies to become increasingly attractive to larger industrial enterprises looking to diversify away cyclical exposure or build out their existing foodservice segment.

The Small Company Fund’s increased weight in H.B. Fuller Company reflects our growing enthusiasm for their strategy to grow the highly profitable Engineered Adhesives segment and improve overall margins. We are comforted by the 40% of sales to the non-cyclical hygiene and packaging end markets and the 46 consecutive years of dividend increases. With the shares up well off their March lows, we eliminated the remaining small weight we held in Raven Industries early last fall as enthusiasm for industrials with energy and agriculture exposure rebounded. We would rather concentrate that capital into other holdings with more balanced and less cyclical end market exposure.

The Mid Cap Fund already owns a collection of well managed asset-light “Portfolio Managers” that have out-earned, outgrown, and better allocated capital by a wide margin versus the average midcap industrial company. Nonetheless, our early fall decision last year to eliminate Parker-Hannifin and bring former holding AMETEK back into the strategy improved on the already strong overall return profile of this fund’s collection of industrial “Portfolio Managers.” AMETEK is a well-diversified and historically high return machinery company with expertise in Test & Measurement, Metrology, and Precision Motion Control. We also started a new position in International Flavors and Fragrances, a producer of key ingredients for the food, beverage, and personal care industries as its share price recently retreated back to what we consider a reasonable valuation. We are particularly encouraged by a recent acquisition which provided the company with a meaningful toe hold in the high margin active ingredients industry for makeup and personal care products. We also continued to build up the position size for Aptargroup, which makes specialty packaging/dispensing for pharmaceutical, cosmetic, food, and beverage companies. Both companies’ shares have historically behaved more like a consumer staples stock than a materials stock while both also have consistently earned attractive returns in recent years.

Energy

Because of the sector’s modest overall weight in the benchmarks, the weak relative returns from this strategy’s energy holdings and its underweight of the outperforming sector only created a small deficit for the funds over the past six months. Without any conviction about the long-term outlook for the price of oil, we have limited the energy service holdings in this sector for both funds to companies that are similar to the high quality industrial holdings held by both funds. We also are reluctant to hold exposure to shale-based Exploration and Production (E&P) companies. While Saudi Arabia’s change of heart about market share may

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

accelerate the balancing of the oil market, we are interested to see what the response will be from North American shale-oil producers. We favor Denbury’s CO2 Enhanced Oil Recovery business model over traditional E&P companies. To break even on a cash basis, Denbury needs about $40/bbl, however to get the share price back above what we think the infrastructure and CO2 reserves are worth, widespread confidence of a sustainable oil price of closer to $65/bbl probably will be needed. We wonder if the combination of declining costs to produce oil from shale (adding to supply) and the rapidly evolving electric vehicle battery technology (curtailing demand) will eventually place incredible pressure on the price of oil. Perhaps these trends are part of the motivation for why Saudi Arabia is taking its national oil company public.

Consumer

The investor abandonment of the low volatility trade accelerated after the U.S. presidential election, and the Small Company Fund’s consumer holdings underperformed the sector noticeably due to our overweight of the underperforming staples sector and relatively weaker stock selection within staples. The Mid Cap Fund’s consumer holdings performed about in-line with the sector, but stock selection in staples also was relatively weak. In both funds, we took advantage of the recent sell pressure in staples. In the Small Company Fund, we added meaningfully to TreeHouse Foods and B&G Foods while starting new positions in AdvancePierre Foods, Amplify Snack Brands; and former holding, Helen of Troy. AdvancePierre Foods produces ready to microwave hamburgers and other sandwiches mostly for convenience stores, cafeterias, and other foodservice venues. Amplify produces SkinnyPop, Paqui Tortilla Chips, Oatmega protein bars, and recently acquired the Tyrrell’s brand of hand cooked English style chips and crips. Helen of Troy built a diverse portfolio of consumer products while at the same time produced strong returns on capital. In the Mid Cap Fund; we bought back a small position in the spice maker McCormick, added to TreeHouse Foods, J.M. Smuckers, Mead Johnson Nutrition, and Sally Beauty. We also eliminated Tupperware Brands as we would rather concentrate the fund’s capital on other holdings with better long-term fundamentals. (In February, Mead Johnson agreed to be acquired by Reckitt Benckiser Group for $90 per share.)

TreeHouse Foods’ shares were especially weak this period due to an earnings miss and weak near-term guidance, but the latest earnings report in February suggests the restructuring of the sales force has put the business substantially back on track. Sales people are now organized along product lines coupled with key account managers for the 30 largest customers. A sharp rebound for the shares of midcap holding Flowers Foods followed the settlement of their largest and longest tenured class action lawsuit by some delivery drivers for just under $20,000 per driver. This settlement strongly suggests the

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

remaining class action lawsuits will likely get settled on terms that will not unduly threaten the franchise as some had suggested earlier in the year. After a long activist encouraged strategic review process (during which we sold some Cabela’s), it was announced that Bass Pro Shops would acquire Cabela’s for over $65. Our skepticism that attractive financing for this deal could be arranged by this already leveraged buyer prompted us to sell our remaining Cabela’s shares at a modest discount to the proposed acquisition price.

Financials

As investors anticipated meaningfully higher interest rates, first from a more hawkish Federal Reserve and then because of the pro-growth rhetoric of an incoming Trump Administration, our mostly asset-sensitive banks outperformed the interest rate sensitive REIT and Utility sectors by a wide margin since our last letter. A sense that the bull market for compliance has peaked also may have contributed to the powerful investor enthusiasm for banks post the election. The recently announced and still pending acquisitions of Property & Casualty (P&C) insurers Allied World Assurance and Endurance Specialty also contributed significantly to the strong relative performance in financials for both funds during the past six months.

We reacted to the initial buyout of Endurance by adding to Allied World, Argo Group, and Navigator Group for the Small Company Fund and to Allied World for the Mid Cap Fund. However, we will need to see valuations pull back before we will want to increase either fund’s exposure to the P&C insurance industry. We eliminated the small position in P&C insurer James River Group Holdings Ltd. from the Small Company Fund at a valuation comparable to that at which both Endurance and Allied World agreed to be acquired. During the past 6 months, our concerns about Financial Engines dissipated after listening to management discuss their recent investments, the integration of The Mutual Fund Store (TMFS), and the strong plan participant response to being able to access TMFS’ financial planning services. The increased focus on fiduciary duty has certainly opened doors for new relationships, and we sense plan sponsors will continue to seek out and embrace conflict-free advisor relationships regardless of the Trump Administration’s stance on fiduciary duty. Furthermore, we expect continued news about the inappropriate purchase of high fee annuities for tax-deferred accounts to encourage more assets to migrate to advisors with platforms of best-in-class managers and transparent fees. Given our enthusiasm for reasonably priced conflict-free investment management advice, we recently started a fresh position in Morningstar, Inc. for the Mid Cap Fund. We believe the company is winding down a period of abnormally high investment in internal technology and software capabilities and expect to see margins begin to rebound. Also, the recent consolidating acquisition of PitchBook, a provider of data and a research & analysis platform for private equity and venture capital investment firms, offers attractive growth.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

While it’s tempting, we are reluctant to declare the end of the low interest rate era. Although we sense post-peak globalization will usher in some inflationary pressure, we also see as many short-term headwinds as tailwinds developing for the U.S. economy. Meanwhile, demographics (very slow growth in working-age population) and high overall debt levels relative to GDP remain powerful structural deterrents to strong economic growth in the U.S and abroad! The potential for a productivity windfall from cloud computing, machine learning, artificial intelligence, and other Second Machine Age innovations coalescing could be very deflationary if it creates unemployment for scores of well-paid workers in technology, transportation, finance, investment management, and healthcare. While it is hard to quantify the positive impact less regulation might have on businesses and the investment plans of their owners; it would not surprise us to see a strong US Dollar, trade friction, or the impact of higher interest rates create offsetting economic headwinds and usher in renewed Federal Reserve reluctance to hike short-term interest rates aggressively. Thus, an eventual rebound in relative performance for REITs and utilities at the expense of banks and insurance stocks will not surprise us. As several of the bank holdings in both funds approached our current thinking about their Fair Value during the sharp post-election bank stock rally, we trimmed the positions and reduced both funds’ overall exposure to the banking industry.

Health Care

Led by Danaher’s acquisition of molecular diagnostic provider Cepheid, which closed in November of last year, both funds’ healthcare holdings outperformed their Russell benchmarks’ healthcare names and contributed to the funds’ overall relative performance advantage over the past six months. We began to redeploy some of the Cepheid capital by starting a new position for the Small Company Fund in Penumbra, an innovator of neurovascular tools and devices that address strokes. Additionally, the company has developed a unique suite of peripheral vascular products to treat both blood clots and potential aneurisms. Because Globus Medical does not provide a full suite of spinal surgery products, we sense the company will be at an increasing competitive disadvantage to NuVasive (a holding of both funds), Medtronic, and others. Accordingly, we eliminated the modest position the Small Company Fund had in Globus. The small positions in Halyard Health and Phibro Animal Health also were eliminated in favor of owning more of other Small Company Fund holdings in which we have higher confidence.

For the Mid Cap Fund, we reinvested capital from St. Jude Medical (acquired by Abbott Laboratories) and Cepheid by starting a new position in the dental, medical, and veterinary distributor Henry Schein. We also began a new position in Stericycle, a provider of medical waste collection and document shredding services. Another new position was started in

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

ABIOMED, a manufacturer of minimally invasive (trans-catheter) pumps for circulatory support that provide substantially better outcomes than intra-aortic balloon pumps when used during coronary intervention procedures and acute heart attacks. ABIOMED’s technology and broad product offering place the company well ahead of its nearest competitor in our opinion. We added meaningfully to Integra LifeSciences, DENTSPLY SIRONA, NuVasive, LabCorp, C.R. Bard, and Waters Corp. Although it is a terrific franchise, we sold this strategy’s small position in Mettler-Toledo because of valuation. We also sold the remainder of the fund’s position in Edwards Lifesciences because of valuation – and before they disappointed investors with weaker than anticipated earnings and forward guidance in November. Finally, we eliminated the small remaining position in Teleflex as we would rather focus the fund’s capital on other holdings in this sector.

If Republicans repeal the Affordable Care Act, it may create some headwinds for this sector, particularly for the companies that depend on hospitals’ capital spending for expansion and technology as well as service companies that are highly dependent on patient volumes and government reimbursement (industries to which both funds are much less exposed). Importantly, the Mid Cap Fund is much more exposed to the dental industry than both benchmarks, and we do not expect any partial or full repeal of ACA to have the same negative impact on dental visits as hospital patient volumes. The dental companies in which this strategy is invested offer technology driven products that allow for easier and less obtrusive teeth and bite alignment (Align Technology) and production of crowns in the dentist’s office at the time of the initial visit (DENTSPLY SIRONA).

Final Thoughts

Much about the impact from the new Trump Administration is probably still unknowable at this time, and we are unwilling to predict what electioneering rhetoric will or will not become policy. The early skirmishes between the entrenched policy makers (both the elected ones in Congress and the unelected ones) and the new Administration have the potential to produce paralysis and disappoint investors who are expecting major tax reform and other policies beneficial for equities. The outlook for Europe also looks unpredictable. The socialization of risk by the European Central Bank in recent years and the growing support for populist politicians may well produce some renewed volatility for capital markets. Indeed, the flight of capital into Germany suggests some see trouble brewing for the European Union. Thank goodness our investment process does not rely on our ability to predict policy and forecast the macro-economic outlook!

Our investment process instead relies on high quality businesses and a valuation discipline. To help our constituents better understand our definition of high quality; please allow us to

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

elaborate... In the context of investing, a high quality business/company is not just about high returns and predictability in the present moment or recent past. A business with a clear and obvious path to higher profitability may represent quality. A high quality business/company also is about reliability and durability – a lower than average exposure to cyclical risk, obsolescence risk, or an unexpected and fairly rapid demise. The sector factors we employ at the front end of our investment process help us manage this kind of risk. High quality also is very much about healthy corporate governance and a corporate culture of good habits and disciplined capital allocation that prudently and carefully sows seeds for the future while also being thoughtful about how to share profits with shareholders once credible investment opportunities have dissipated enough to allow the company to generate free cash flow. High quality businesses attract talented, wise, and reasonably humble employees, management, and directors. Thus, they are typically able to adjust the firm’s operations for new conditions such as a strong US Dollar or weak economy, and they rarely make excuses. They also tend not to leverage the balance sheet to the point where the enterprise could be exposed to existential risk or major disruption. A high quality business/company also enjoys a healthy win/win relationship with its employees, customers, suppliers, and other stakeholders. It does not constantly need a lot of legal aid or make chronic use of lobbyists to gain legislative favor. High quality isn’t necessarily growth or value. In the technology sector, strong relative growth may often represent the safety of growing acceptance and relevance while weak relative growth or no growth at all may represent a business model in transition or facing obsolescence. In the financial sector, rapidly growing balance sheets are often a precursor to asset quality problems or an unexpected but painful mismatch of assets and liabilities. Importantly, a high quality business will most likely not be a good or even a safe equity investment if the shares are extremely overvalued. High quality and value may or may not coincide with a low p/e multiple, because value is all about a healthy discount to the net present value of future cash flows. Similarly, a high current dividend yield may not be as valuable as a lower dividend yield with a faster growing dividend.

As we continue to recycle the capital in this strategy either because of our sell discipline or M&A activity, we will be patient and vigilant so that we do not trade down in quality. Despite today’s lofty valuations, history and experience teach us that credible new high quality opportunities for both funds will most likely present themselves in due time.

As always, we remain inspired by and grateful for the privilege to manage a portion of your wealth. Importantly, we also appreciate the vast majority of executives and board members at your funds’ holdings who do a terrific job of allocating capital and building their shareholders’ wealth. We will do our best not to undermine their good work while we seek

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

to add value by managing the funds’ valuation risk. At the same time, please know that we will not hesitate to engage with management in a constructive manner if we believe they need to hear another point of view or if they ask us to approve unreasonable compensation or incentives.

Sincerely yours,

Scott T. Brayman

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent performance the Champlain Emerging Markets Fund (CIPDX).

Performance for the periods ending January 31, 2017

			Since Fund’s Inception†
	6 months	1-year	Annualized	Cumulative*
CIPDX	-6.30%	4.69%	-9.97%	-22.24%
MSCI Emerging Markets Index	4.92%	25.41%	-5.38%	-12.41%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Champlain’s Emerging Markets strategy returned -6.30%, net of fees during the reporting period August 1, 2016 to January 31, 2017. The benchmark, MSCI Emerging Markets index, returned 4.92% during the same period.

A cyclical tailwind strengthened the MSCI Emerging Markets index throughout the review period. Commodity-export dependent economies and cyclical businesses, including mining and energy companies, benefitted from rising commodity prices and economic stabilization in China. Moreover, Russia was one of the best performing markets during the period, despite being heavily influenced by state-owned companies that dominate the energy, materials and bank sectors. Our process keeps us out of these companies, which negatively impacted our relative performance. Additionally, holdings in Mexico were adversely affected by the victory of President Donald Trump, as both Mexican equities and the Peso came under pressure. Finally, the surprising demonetization exercise in India resulted in sharp declines in both Indian equities and the Rupee during the period.

The reflationary trade is most evident in China, where producer prices moved higher throughout 2016 after several years of negative readings. The sharp rise in December’s Producer Price Index to +5.5% year/year is the highest reading since 2011. Similar to that time period, the Chinese economy has again been substantially supported by stimulus. We suspect that the reflationary trade will last for some time, but eventually the underlying structural problems including a rapidly expanding credit-to-GDP gap, rising corporate and

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

household debt, and capital outflows will act as a drag on growth. This will likely have a negative impact on the traditionally cyclical sectors and currencies in Emerging Markets (EM).

Our Emerging Markets investment process favors high quality, less cyclical, cash flow generative businesses over cyclical businesses selling commoditized products, with unpredictable margins and limited sustainable competitive advantages. While no business is immune from some cyclicality, we will continue to avoid business models tied directly to the price of a commodity. There will be periods of time, similar to this review period, when the strategy underperforms the broader benchmark, although over a full business cycle, we expect to generate attractive returns by being patient and holding a portfolio of quality franchises that compound wealth over time.

Asia

Our largest country exposure is India, which was one of the worst performing markets during the period and meaningfully impacted our performance. In early November, Prime Minister Modi shocked the economy by ceasing the usage of all 500 and 1,000 Rupee notes, which accounted for ~86% of all currency in circulation (U.S. $240 billion). Prime Minister Modi sought to reduce the scope of the cash based economy, which is undocumented and limits tax revenue. He also sought to remove untraceable “dark money” from the system by forcing old currency notes to be deposited into legitimate bank accounts. This currency reform enables the forthcoming national goods and services tax to be more easily implemented in 2017, as more transactions will be “on the record.” Consequently, we expect the government to capture more tax revenue which is necessary to build desperately needed infrastructure. Hence, we think the long term impacts of demonization are positive and in the short term, the equity market volatility is creating opportunities to own great businesses that were previously overpriced. We increased on our position in Godrej Consumer Products, a consumer staples company with a strong portfolio of brands in the personal care and household insecticides segments. Similarly, we added to Bharti Infratel, the largest cell tower company in India, after its share price was pressured by a combination of demonetization volatility and uncertainty regarding a stake sale by its parent company. The long term trend of increased data consumption is forcing the carriers to invest in the mobile phone networks, which will benefit Bharti’s tower business. We also added to Axis Bank, rebuilding the position after trimming it at a price closer to our estimate of Fair Value. We are encouraged by management’s aggressive identification and write down of problematic corporate loans in its portfolio. We believe its consumer franchise, which has attractive long-term growth opportunities, is being undervalued. We expect to continue adding to our Indian exposure if we find meaningful discounts to our Fair Value estimates.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

India continues to be one of our favorite markets in EM given its positive demographics, low levels of household debt, globally competitive companies and a reform-minded government that is creating a supportive macroeconomic backdrop.

As mentioned earlier, the government stimulus-driven reflation trade in China has increased producer prices substantially in 2016 and into early 2017. Our relative underweight positions in Chinese materials, energy and state-owned financial institutions were headwinds for the strategy. Further impacting performance was our exposure to Chinese exporter, Techtronic Industries. Techtronic is a long-term holding, most recognizable by its strong portfolio of brands including Ryobi and Milwaukee Power Tools. Techtronic has numerous growth opportunities; including expanding the Milwaukee brand in the professional contractor segment in the U.S. and penetrating new markets globally with its do-it-yourself brand Ryobi. Techtronic is a beneficiary of a weaker Chinese Reminbi, as a large percentage of revenue is generated outside of China. Not surprisingly, shares were under pressure due to the anti-China rhetoric of President Trump and his administration. We have not added to our position, despite the large discount to our Fair Value estimate, given the lack of clarity around U.S. trade policy.

Our other Chinese exposure continues to be focused in technology and consumer discretionary with no exposure to the Chinese banks or state controlled energy companies, both of which tend to be run for the commonwealth rather than minority shareholders. Within technology, our two largest positions, Tencent and Alibaba, were positive contributors to performance. During the review period, we exited our position in JD.com near our Fair Value estimate. We became more concerned about Alibaba’s increasing lead over JD.com, as Alibaba has assembled a portfolio of operating companies that are quickly amassing critical scale across many key verticals in China including payments, cloud and transaction services (O2O). Simply put, we doubt JD.com has the financial flexibility to keep up. Ultimately, we believe Alibaba has built an enviable ecosystem to maintain its dominance for years in the future.

Outside of India and China, we continue to be underweight South Korea and Taiwan in favor of Southeast Asia. However, we initiated a position in Amorepacific Corporation in South Korea. Amorepacific is a personal care company that develops, manufactures and sells cosmetics and skin care products, primarily in Asia. The company is in the early stages of expansion into China and Southeast Asia, which hold significant growth opportunities given the size of these untapped markets. We expect management to continue prudently building the business while endeavoring to maintain high returns. Shares were negatively impacted by an ongoing dispute with China over South Korea’s intention to build a missile shield with the U.S. This political situation provided an opportunity to own a high quality business at a

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

meaningful discount to our Fair Value estimate. Existing holding Hanmi Pharmaceutical was a major detractor during the period as shares were pressured after the company disclosed material changes to two of its pipeline drugs. We believe there is long-term value in the company’s existing pipeline of products that are being developed in partnership with large global pharmaceutical companies such as Genentech and Eli Lilly. Although it may take some time to validate, our valuation framework suggests investors are giving very little value to the pipeline. Meanwhile the core domestic business continues to grow while generating healthy free cash flows.

In Southeast Asia, we added to Universal Robina in the Philippines, a long-term holding in the consumer staples sector. We believe the near-term headwinds driven by intensified competition from Nestle in the coffee business, potential taxes on sugar and junk food, and a reset of the Vietnam beverage business will be outweighed by the long-term strengths of the underlying business. Management continues to focus on product innovation and push topline growth through geographic expansion, while maintaining high returns on invested capital. We also added to our position in Thai Beverage after shares came under pressure when the government regulated alcohol consumption during the month of mourning following the King of Thailand’s death. Once this slowdown passes, we expect Thai Beverage to continue growing its beer business while maintaining its dominant market position in spirits. In Indonesia, we exited our position in Bank Mandiri as shares were trading close to our Fair Value estimate and we saw limited additional upside.

Latin America

The Mexican Peso has been declining relative to the U.S. Dollar since late 2014, coinciding with the secular decline in oil prices. This trend extended into the fourth quarter of 2016. Our holdings in Mexico were further impacted by the election of Donald Trump to the U.S. Presidency. The Mexican budget continues to face oil-related strains and the specter of a disadvantageously renegotiated NAFTA or overtly anti-Mexican policies put in place during a Trump Presidency have the Peso and Mexican equities under pressure. There is no doubt that Mexico benefited from the NAFTA trade agreement, but now holds little leverage in a trade negotiation. However, the Peso declined nearly 20% from the election until the swearing in ceremony in early January, which ironically, makes Mexico an extremely attractive country for manufacturing, regardless of whether a 10% tariff is implemented. A border tax adjustment would have a more pronounced and immediate impact on equity prices and the currency, but the beauty of a freely floating currency is that it adjusts, usually relatively quickly. As such, a border tax adjustment in combination with a stronger U.S. Dollar could actually have positive long term consequences for Mexican manufacturing. As a result, we are cautiously optimistic and are awaiting better clarity on how policy will truly unfold.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

That said, prior to the election, we did exit two positions, Grupo Bimbo and Liverpool. Both were trading near our Fair Value estimates, but also had company specific risks which we thought were not fully reflected in prices. Post-election, we exited two additional positions. We exited Alsea, a regional restaurant operator, as their M&A growth strategy appeared challenged and no longer justified the valuation, given a dearth of domestic market acquisition opportunities and limited flexibility to utilize the balance sheet. We also exited Nemak, a specialized auto parts supplier with significant exposure to the U.S. auto market. We already had concerns regarding global auto demand and readjusted our Fair Value estimates to reflect lower long-term growth. Further, we believe shares will be range bound until Trump’s trade policy is clarified. Meanwhile, we added to Gruma, the world’s largest producer of corn and flour tortillas on price weakness. We consider the company to be mostly immune to tariffs and U.S. trade protectionism given its large asset base across the U.S.

While Brazil’s economy has stabilized, long-term structural headwinds will likely prevent a strong and lasting economic rebound. Therefore, we remain underweight, but did add a small position in Ambev, Brazil’s largest beverage company, after the company missed third quarter earnings expectations. The consumer continues to be challenged in Brazil and Ambev clearly isn’t immune. Weakness may persist for some time, but we expect Ambev to eventually recover given its unassailable market position, high margins and strong cash flow generation. We expect to add to the position in the near-term on oversold conditions.

Ceemena

We initiated a position in South African restaurant franchisor and food and beverage manufacturer Famous Brands during the review period. Famous Brands offers franchises of its nearly 30 restaurant brands while operating a food and beverage manufacturing and logistics business that delivers product to the restaurants. In this way, management solved structural factors that were unique to South Africa including an unreliable logistics sector and high inflation. As it turns out, this business model has worked well for Famous Brands through the years and had enabled management to grow the business quickly while generating high returns and free cash flow. Over the long term, we expect the company to continue expanding in South Africa, but faster growth opportunities are available in other African countries as well as in select developed markets where Famous Brands has sustainable competitive advantages.

We also added to our position in Safaricom in Kenya during the period as geopolitical risks resulted in stock price weakness and created an opportunity to add to a strong franchise. We continue to like Safaricom’s ability to grow its M-PESA franchise by layering other services that should generate attractive returns. M-PESA is a mobile phone-based money transfer,

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

financing and microfinancing service, launched in 2007 by Vodaphone for Safaricom and Vodacom, the largest mobile network operators in Kenya and Tanzania. Safaricom is also expanding its 4G network in Kenya, which we believe will increase its technology lead over its competitors and should provide increased durability to its telecom business.

Final Thoughts

The strategy faced multiple headwinds during the review period. Specifically, our biggest overweight markets, India, Mexico and the Philippines were underperformers while our underweight markets, Russia, and Brazil were outperformers. This largely reflects the cyclical trade that began in early 2016. Our absolute and relative performance suffered from the strategy’s positioning in higher quality, less cyclical businesses which underperformed the broader benchmarks. We continue to view the rebound in commodities and other highly cyclical businesses skeptically. While China’s debt problems are well documented, there is a complacency among investors that is somewhat disconcerting. President Trump’s victory and the shock demonetization in India resulted in a sharp contraction of asset values in Mexico and India, respectively. India is likely to move past the demonization impact in a few quarters while Mexico faces continued uncertainty, which may prevent a near-term sustainable rebound in prices. We view volatility as an opportunity and as valuations are becoming more reasonable in India, we are able to add to high quality franchises that we believe will compound wealth over a long time horizon. Undoubtedly geopolitical events will continue to create short term volatility, but we remain steadfastly focused on owning high quality businesses at reasonable valuations, which we believe will deliver the best returns for shareholders over time.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2017
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Allied World Assurance Company Holdings	3.04%
Integra LifeSciences Holdings	2.68%
TreeHouse Foods	2.62%
Endurance Specialty Holdings	2.59%
Wolverine World Wide	2.43%
Blackbaud	2.40%
John Wiley & Sons, Cl A	2.35%
Snyder’s-Lance	2.34%
WEX	2.32%
LogMeIn	2.24%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2017
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Allied World Assurance Company Holdings	3.02%
Rockwell Automation	2.97%
Dover	2.77%
Flowers Foods	2.66%
WW Grainger	2.49%
Northern Trust	2.45%
Cooper	2.45%
TreeHouse Foods	2.44%
Endurance Specialty Holdings	2.41%
Red Hat	2.41%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2017
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Housing Development Finance	4.70%
Tencent Holdings	4.40%
Unilever ADR	3.60%
Heineken	3.32%
Alibaba Group Holding ADR	3.29%
HDFC Bank	3.08%
Amorepacific	2.98%
AIA Group	2.73%
D&L Industries	2.48%
Thai Beverage	2.45%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2017
(Unaudited)

COUNTRY ALLOCATION**

India	25.91%
China	19.82%
South Korea	9.34%
Mexico	8.61%
Netherlands	6.92%
Philippines	5.47%
United States	5.24%
Indonesia	3.36%
Thailand	2.45%
Peru	2.42%
Taiwan	2.28%
Kenya	2.16%
Vietnam	1.86%
South Africa	1.53%
Russia	1.32%
Brazil	1.31%

** Percentages are based on total investments.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2017
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.4%
	Shares	Value
CONSUMER DISCRETIONARY — 8.9%
Buffalo Wild Wings*	90,000	$13,590,000
CST Brands	184,000	8,865,120
El Pollo Loco Holdings*	425,000	5,291,250
Helen of Troy*	168,500	15,721,050
Hibbett Sports*	250,000	8,250,000
John Wiley & Sons, Cl A	525,000	28,927,500
Wolverine World Wide	1,275,000	29,949,750

		110,594,670

CONSUMER STAPLES — 10.3%
AdvancePierre Foods Holdings	750,000	20,782,500
Amplify Snack Brands*	400,000	3,852,000
B&G Foods	450,000	19,957,500
Boston Beer, Cl A*	96,500	14,832,050
J&J Snack Foods	60,000	7,654,200
Snyder’s-Lance	750,000	28,785,000
TreeHouse Foods*	425,000	32,249,000

		128,112,250

ENERGY — 1.7%
Denbury Resources*	1,550,000	5,192,500
Forum Energy Technologies*	750,000	16,275,000

		21,467,500

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2017
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 21.0%
Allied World Assurance Company Holdings	704,000	$37,403,520
Argo Group International Holdings	350,000	22,382,500
Bryn Mawr Bank	275,000	11,013,750
Community Bank System	225,000	13,131,000
CVB Financial	750,000	16,905,000
Endurance Specialty Holdings	344,500	31,931,705
Financial Engines	560,000	21,588,000
First Financial Bankshares	250,000	10,662,500
German American Bancorp	115,000	5,518,850
Independent Bank	200,000	12,470,000
Navigators Group	300,000	16,845,000
Prosperity Bancshares	235,000	17,068,050
Stock Yards Bancorp	200,000	8,960,000
UMB Financial	275,000	21,213,500
Washington Trust Bancorp	250,000	13,625,000

		260,718,375

HEALTH CARE — 17.8%
Abaxis	60,000	3,057,300
Aceto	400,000	7,636,000
Cantel Medical	200,000	15,482,000
Cardiovascular Systems*	551,100	13,612,170
CONMED	500,000	22,295,000
ICU Medical*	160,000	21,936,000
Insulet*	350,000	14,560,000
Integra LifeSciences Holdings*	790,000	32,966,700
Masimo*	265,000	19,498,700
Medidata Solutions*	325,000	16,100,500
NuVasive*	385,000	27,246,450
Omnicell*	535,700	19,231,630
Penumbra*	115,000	8,228,250

		221,850,700

INDUSTRIALS — 16.5%
Actuant, Cl A	600,000	15,690,000
Brady, Cl A	370,000	13,449,500
CLARCOR	300,000	24,843,000

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2017
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — continued
Gorman-Rupp	165,000	$5,355,900
John Bean Technologies	170,000	14,679,500
Landstar System	98,000	8,290,800
Lydall*	305,000	18,605,000
Manitowoc Foodservice*	1,000,000	19,180,000
RBC Bearings*	125,000	11,578,750
Ritchie Bros Auctioneers	645,000	20,923,800
Standex International	200,000	17,440,000
TriMas*	925,000	19,702,500
Woodward	215,000	14,972,600

		204,711,350

INFORMATION TECHNOLOGY — 17.0%
Blackbaud	450,000	29,524,500
CommVault Systems*	240,000	11,784,000
Envestnet*	300,000	11,340,000
Gigamon*	233,500	7,740,525
Guidewire Software*	370,000	19,362,100
LogMeIn*	255,000	27,565,500
Mentor Graphics	153,000	5,647,230
New Relic*	450,000	16,290,000
NIC	490,000	11,809,000
Qualys*	614,800	22,071,320
SPS Commerce*	200,000	13,800,000
WEX*	250,000	28,582,500
Xactly*	455,000	5,528,250

		211,044,925

MATERIALS — 4.2%
Balchem	75,000	6,393,000
Chase	37,400	3,291,200
H.B. Fuller	400,000	19,748,000
Innospec	238,000	16,981,300
Sensient Technologies	75,000	5,756,250

		52,169,750

TOTAL COMMON STOCK (Cost $803,007,626)		1,210,669,520

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2017
(Unaudited)

CASH EQUIVALENTS — 1.6%**
	Shares	Value
Fidelity Investments Treasury Only Portfolio, Cl I, 0.360%	5,821,528	$5,821,528
Fidelity Investments Treasury Portfolio, Cl I, 0.390%	14,111,189	14,111,188

TOTAL CASH EQUIVALENTS (Cost $19,932,716)		19,932,716

TOTAL INVESTMENTS — 99.0% (Cost $822,940,342)†		$1,230,602,236

Percentages are based on Net Assets of $1,242,743,357.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2017.
Cl — Class

As of January 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended January 31, 2017, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the period ended January 31, 2017, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2017
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.6%
	Shares	Value
CONSUMER DISCRETIONARY — 5.8%
Advance Auto Parts	165,000	$27,099,600
CST Brands	110,000	5,299,800
John Wiley & Sons, Cl A	360,000	19,836,000
Sally Beauty Holdings*	1,005,000	23,919,000

		76,154,400

CONSUMER STAPLES — 14.0%
Flowers Foods	1,745,000	35,091,950
JM Smucker	195,000	26,490,750
McCormick	62,200	5,943,210
Mead Johnson Nutrition, Cl A	285,000	20,081,100
Molson Coors Brewing, Cl B	195,000	18,821,400
Snyder’s-Lance	560,000	21,492,800
TreeHouse Foods*	425,000	32,249,000
Whole Foods Market	830,000	25,082,600

		185,252,810

ENERGY — 1.7%
Core Laboratories	150,000	17,524,500
Denbury Resources*	1,550,000	5,192,500

		22,717,000

FINANCIALS — 16.5%
Allied World Assurance Company Holdings	750,000	39,847,500
Arthur J Gallagher	505,000	27,184,150

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2017
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Commerce Bancshares	345,000	$19,502,850
Cullen/Frost Bankers	295,000	26,373,000
Endurance Specialty Holdings	344,000	31,885,360
Morningstar	71,900	5,475,185
Northern Trust	390,000	32,354,400
Prosperity Bancshares	285,000	20,699,550
SVB Financial Group*	90,000	15,500,700

		218,822,695

HEALTH CARE — 19.3%
ABIOMED*	60,000	6,382,200
Align Technology*	225,000	20,630,250
C.R. Bard	100,000	23,733,000
Cooper	175,000	32,306,750
DENTSPLY SIRONA	505,000	28,633,500
Henry Schein*	105,000	16,785,300
Integra LifeSciences Holdings*	515,000	21,490,950
Laboratory Corporation of America Holdings*	230,000	30,868,300
Medidata Solutions*	210,000	10,403,400
NuVasive*	240,000	16,984,800
Steris	405,000	28,686,150
Waters*	135,000	19,122,750

		256,027,350

INDUSTRIALS — 17.8%
AMETEK	465,000	23,761,500
CLARCOR	200,000	16,562,000
Donaldson	320,000	13,520,000
Dover	470,000	36,542,500
Fastenal	290,000	14,407,200
IDEX	235,000	21,187,600
Rockwell Automation	265,000	39,217,350
Stericycle*	265,000	20,442,100
Westinghouse Air Brake Technologies	205,000	17,761,200
WW Grainger	130,000	32,834,100

		236,235,550

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2017
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
INFORMATION TECHNOLOGY — 19.3%
Akamai Technologies*	220,000	$15,089,800
ANSYS*	200,000	18,652,000
Blackbaud	245,000	16,074,450
Fortinet*	350,000	11,641,000
Guidewire Software*	260,000	13,605,800
Palo Alto Networks*	190,000	28,036,400
PTC*	315,000	16,559,550
Red Hat*	420,000	31,869,600
Splunk*	370,000	21,408,200
Synopsys*	195,000	12,263,550
Tableau Software, Cl A*	400,000	19,136,000
WEX*	275,000	31,440,750
Workday, Cl A*	240,000	19,941,600

		255,718,700

MATERIALS — 2.2%
AptarGroup	325,000	23,715,250
International Flavors & Fragrances	50,000	5,860,500

		29,575,750

TOTAL COMMON STOCK (Cost $1,084,567,749)		1,280,504,255

CASH EQUIVALENTS — 3.0%**
Fidelity Investments Treasury Only Portfolio, Cl I, 0.360%	21,461,256	21,461,256
Fidelity Investments Treasury Portfolio, Cl I, 0.390%	18,705,477	18,705,477

TOTAL CASH EQUIVALENTS (Cost $40,166,733)		40,166,733

TOTAL INVESTMENTS — 99.6% (Cost $1,124,734,482)†		$1,320,670,988

Percentages are based on Net Assets of $1,325,554,848.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2017.
Cl — Class

As of January 31, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended January 31, 2017, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the period ended January 31, 2017, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2017
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%
	Shares	Value
BRAZIL — 1.3%
Ambev ADR	8,200	$44,198

CHINA — 19.5%
AIA Group	15,000	92,502
Alibaba Group Holding ADR *	1,100	111,441
Baidu ADR *	300	52,521
Sands China	14,000	61,590
Shenzhou International Group Holdings	11,800	72,778
Techtronic Industries	22,000	75,730
Tencent Holdings	5,700	148,975
Yum China Holdings *	2,000	54,960

		670,497

INDIA — 25.5%
Axis Bank	8,800	60,444
Bharti Infratel	16,000	69,287
Britannia Industries	1,700	78,440
Dabur India	15,000	61,022
Divi’s Laboratories	6,000	61,915
Godrej Consumer Products	2,400	55,904
HDFC Bank	4,900	104,323
Housing Development Finance	7,900	159,042
Maruti Suzuki India	400	34,751
PI Industries	3,900	50,054
Sun Pharmaceutical Industries	6,500	60,502

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2017
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDIA — continued
Vakrangee	18,000	$81,079

		876,763

INDONESIA — 3.3%
Indofood CBP Sukses Makmur	84,000	52,844
Matahari Department Store	55,000	60,859

		113,703

KENYA — 2.1%
Safaricom	410,000	73,073

MEXICO — 8.5%
Arca Continental	14,500	78,316
Banregio Grupo Financiero	9,024	50,065
Gruma, Cl B	5,400	72,840
Grupo Aeroportuario del Centro Norte, Cl B	10,400	44,564
Wal-Mart de Mexico	25,600	45,501

		291,286

NETHERLANDS — 6.8%
Heineken	1,500	112,225
Unilever ADR	3,000	121,950

		234,175

PERU — 2.4%
Credicorp	500	81,840

PHILIPPINES — 5.4%
D&L Industries	340,000	84,035
Security Bank	7,500	32,131
Universal Robina	21,000	68,783

		184,949

RUSSIA — 1.3%
Moscow Exchange MICEX-RTS PJSC	20,000	44,657

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2017
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
SOUTH AFRICA — 1.5%
Famous Brands	4,800	$51,864

SOUTH KOREA — 9.2%
Amorepacific	370	100,930
Hanmi Pharmaceutical	75	18,587
Hanssem	400	71,767
LG Household & Health Care	70	52,947
NAVER	110	71,749

		315,980

TAIWAN — 2.3%
Taiwan Semiconductor Manufacturing	13,000	77,118

THAILAND — 2.4%
Thai Beverage	135,000	82,890

UNITED STATES — 3.2%
International Flavors & Fragrances	500	58,605
Mead Johnson Nutrition, Cl A	700	49,322

		107,927

VIETNAM — 1.8%
Vietnam Dairy Products JSC	11,040	63,037

TOTAL COMMON STOCK (Cost $3,165,197)		3,313,957

CASH EQUIVALENT — 2.0%**

Fidelity Investments Treasury Portfolio, Cl I, 0.200% (Cost $69,517)	69,517	69,517

TOTAL INVESTMENTS— 98.5% (Cost $3,234,714)†		$3,383,474

Percentages are based on Net Assets of $3,434,100.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2017.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2017
(Unaudited)

ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company
PJSC — Public Joint Stock Company
The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at January 31, 2017:
Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Brazil	$44,198	$—	$—	$44,198
China	218,922	451,575	—	670,497
India	876,763	—	—	876,763
Indonesia	113,703	—	—	113,703
Kenya	73,073	—	—	73,073
Mexico	291,286	—	—	291,286
Netherlands	234,175	—	—	234,175
Peru	81,840	—	—	81,840
Philippines	184,949	—	—	184,949
Russia	44,657	—	—	44,657
South Africa	51,864	—	—	51,864
South Korea	315,980	—	—	315,980
Taiwan	—	77,118	—	77,118
Thailand	82,890	—	—	82,890
United States	107,927	—	—	107,927
Vietnam	63,037	—	—	63,037

Total Common Stock	2,785,264	528,693	—	3,313,957

Cash Equivalent	69,517	—	—	69,517

Total Investments in Securities	$2,854,781	$528,693	$—	$3,383,474

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade. Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of January 31, 2017, securities with a total value $528,693 were transferred from Level 1 to Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2, or Level 2 and Level 3 assets for the period ended January 31, 2017. All other transfers were considered to have occurred as of the end of the period. For the period ended January 31, 2017 there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $822,940,342, $1,124,734,482 and $3,234,714 respectively)	$1,230,602,236	$1,320,670,988	$3,383,474
Foreign Currency, at value (Cost $–, $–, $1,947 respectively)	—	—	1,991
Receivable for Capital Shares Sold	2,417,912	12,975,741	—
Receivable for Investment Securities Sold	15,724,431	6,382,409	41,444
Receivable for Dividends	222,242	354,067	1,648
Receivable for Dividend Tax Reclaim	36,400	37,370	86
Receivable from Adviser	—	—	5,336
Prepaid Expenses	35,380	31,108	12,250

Total Assets	1,249,038,601	1,340,451,683	3,446,229

Liabilities:
Payable for Investment Securities Purchased	3,810,917	12,166,481	—
Payable due to Distributor	193,861	151,336	1,073
Payable due to Transfer Agent	437,497	234,622	5,056
Payable due to Administrator	69,402	71,773	189
Payable due to Trustees	3,104	3,081	8
Chief Compliance Officer Fees Payable	1,369	1,299	63
Payable due to Investment Adviser	816,957	786,346	—
Payable for Capital Shares Redeemed	955,425	1,468,350	—
Other Accrued Expenses	6,712	13,547	5,740

Total Liabilities	6,295,244	14,896,835	12,129

Net Assets	$1,242,743,357	$1,325,554,848	$3,434,100

NET ASSETS CONSIST OF:
Paid-in Capital	$810,329,286	$1,114,981,624	$4,013,296
Undistributed (Distributions in Excess of) Net Investment Income (Accumulated Net Investment Loss)	(5,535,389)	18,536	(71,391)
Accumulated Net Realized Gain (Loss)	30,287,566	14,618,182	(656,664)
Net Unrealized Appreciation on Investments	407,661,894	195,936,506	148,760
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	99

Net Assets	$1,242,743,357	$1,325,554,848	$3,434,100

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$759,652,322	$709,081,831	$3,434,100
Shares Issued and Outstanding (unlimited authorization — no par value)	38,238,858	45,855,012	444,157
Net Asset Value, Offering and Redemption Price Per Share	$19.87	$15.46	$7.73

INSTITUTIONAL SHARES:
Net Assets	$483,091,035	$616,473,017	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	24,283,450	39,290,666	N/A
Net Asset Value, Offering and Redemption Price Per Share	$19.89	$15.69	N/A

Amounts designated as “—” are $0.
N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JANUARY 31, 2017
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$5,536,435	$6,193,919	$17,519
Less: Foreign Taxes Withheld	(25,883)	(22,688)	(1,449)

Total Investment Income	5,510,552	6,171,231	16,070

Expenses
Investment Advisory Fees	4,890,457	4,237,469	17,608
Distribution Fees — Advisor Shares	1,172,984	812,720	4,328
Administration Fees	390,519	384,509	1,153
Trustees’ Fees	9,475	8,997	28
Chief Compliance Officer Fees	2,702	2,599	44
Transfer Agent Fees	1,011,638	570,129	18,075
Professional Fees	37,193	38,564	—
Printing Fees	31,243	26,876	3,438
Registration Fees	27,533	36,889	8,584
Custodian Fees	24,342	23,252	7,179
Insurance and Other Expenses	14,347	12,284	4,564

Total Expenses	7,612,433	6,154,288	65,001

Less: Advisory Fees Waived	(170,410)	—	(17,608)
Reimbursement from Adviser	—	—	(21,120)
Fees Paid Indirectly(1)	(18,808)	(9,913)	(4)

Net Expenses	7,423,215	6,144,375	26,269

Net Investment Income (Loss)	(1,912,663)	26,856	(10,199)

Net Realized Gain on Investments	61,827,676	48,998,948	4,379
Net Realized Loss on Foreign Currency Transactions	—	—	(4,236)

Net Realized Gain	61,827,676	48,998,948	143

Net Change in Unrealized Appreciation (Depreciation) on Investments	102,526,883	48,853,037	(205,434)
Net Change in Unrealized Depreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(146)

Net Change in Unrealized Appreciation (Depreciation)	102,526,883	48,853,037	(205,580)

Net Realized and Unrealized Gain (Loss) on Investments	164,354,559	97,851,985	(205,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	$162,441,896	$97,878,841	$(215,636)

Amounts designated as “—” are $0.

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations:
Net Investment Loss	$(1,912,663)	$(4,369,075)
Net Realized Gain on Investments	61,827,676	16,774,170
Net Change in Unrealized Appreciation on Investments	102,526,883	327,587

Net Increase in Net Assets Resulting from Operations	162,441,896	12,732,682

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(20,437,760)	(36,919,240)
Institutional Shares	(12,400,532)	N/A

Total Dividends and Distributions	(32,838,292)	(36,919,240)

Capital Share Transactions(1):
Advisor Shares:
Issued	81,203,258	183,950,460
Reinvestment of Distributions	19,808,717	36,037,529
Redeemed	(562,378,813)	(588,480,735)

Decrease from Advisor Shares Capital Share Transactions	(461,366,838)	(368,492,746)

Institutional Shares(2):
Issued	473,418,235	N/A
Reinvestment of Distributions	11,951,127	N/A
Redeemed	(29,179,720)	N/A

Increase from Institutional Shares Capital Share Transactions	456,189,642	N/A

Net Decrease in Net Assets from Capital Share Transactions	(5,177,196)	(368,492,746)

Total Increase (Decrease) in Net Assets	124,426,408	(392,679,304)

Net Assets:
Beginning of Period	1,118,316,949	1,510,996,253

End of Period (including accumulated net investment loss of $(5,535,389) and $(3,622,726), respectively)	$1,242,743,357	$1,118,316,949

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	Institutional Share commenced operations on August 31, 2016.
Amounts designated as “—” are $0.
N/A — Not applicable

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations:
Net Investment Income	$26,856	$728,145
Net Realized Gain on Investments	48,998,948	18,870,010
Net Change in Unrealized Appreciation on Investments	48,853,037	47,565,905

Net Increase in Net Assets Resulting from Operations	97,878,841	67,164,060

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(347,274)	(363,834)
Net Realized Gain:
Advisor Shares	(27,847,186)	(41,584,318)
Institutional Shares	(22,477,935)	(15,163,987)

Total Dividends and Distributions	(50,672,395)	(57,112,139)

Capital Share Transactions(1):
Advisor Shares:
Issued	133,532,213	203,371,832
Reinvestment of Distributions	26,524,003	39,595,827
Redeemed	(91,814,408)	(158,772,994)

Increase from Advisor Shares Capital Share Transactions	68,241,808	84,194,665

Institutional Shares:
Issued	239,899,554	292,687,142
Reinvestment of Distributions	22,016,600	15,121,450
Redeemed	(57,215,166)	(75,836,077)

Increase from Institutional Shares Capital Share Transactions	204,700,988	231,972,515

Net Increase in Net Assets from Capital Share Transactions	272,942,796	316,167,180

Total Increase in Net Assets	320,149,242	326,219,101

Net Assets:
Beginning of Period	1,005,405,606	679,186,505

End of Period (including undistributed net investment income of $18,536 and $338,954, respectively)	$1,325,554,848	$1,005,405,606

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Ten Month Period Ended July 31, 2016(2)†	Year Ended September 30, 2015
Operations:
Net Investment Loss	$(10,199)	$(1,740)	$(19,775)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	143	(197,524)	(511,283)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies	(205,580)	579,977	(180,587)

Net Increase (Decrease) in Net Assets Resulting from Operations	(215,636)	380,713	(711,645)

Dividends and Distributions from:
Net Investment Income	(16,207)	—	(2,251)

Total Dividends and Distributions	(16,207)	—	(2,251)

Capital Share Transactions(1):
Advisor Shares:
Issued	209,917	831,211	1,127,790
Reinvestment of Distributions	16,207	—	2,251
Redeemed	(1,584)	(213,728)	—

Increase from Advisor Shares Capital Share Transactions	224,540	617,483	1,130,041

Total Increase (Decrease) in Net Assets	(7,303)	998,196	416,145

Net Assets:
Beginning of Period	3,441,403	2,443,207	2,027,062

End of Period (including distributions in excess of net investment income/accumulated net investment loss $(71,391), $(44,985) and $(11,615), respectively)	$3,434,100	$3,441,403	$2,443,207

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	October 1, 2015 to July 31, 2016 (See Note 1).
†	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012
Net Asset Value, Beginning of Period	$17.74		$17.08	$16.05	$16.82	$14.22		$15.35

Income (Loss) from Operations:
Net Investment Loss(1)	(0.04)		(0.06)	(0.09)	(0.09)	(0.02)		(0.08)
Net Realized and Unrealized Gain on Investments	2.71		1.14	2.15	1.06	4.24		0.22

Total from Operations	2.67		1.08	2.06	0.97	4.22		0.14

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—		—
Net Realized Gains	(0.54)		(0.42)	(1.03)	(1.74)	(1.62)		(1.27)

Total Dividends and Distributions	(0.54)		(0.42)	(1.03)	(1.74)	(1.62)		(1.27)

Net Asset Value, End of Period	$19.87		$17.74	$17.08	$16.05	$16.82		$14.22

Total Return†	15.01	%††	6.68%††	13.04%	5.70%	32.52%		1.38%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$759,652		$1,118,317	$1,510,996	$1,288,252	$1,095,764		$778,619
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.31	%*	1.40%	1.38%	1.36%	1.38	%(2)	1.40	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.34	%*	1.41%	1.38%	1.36%	1.38%		1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.38	)%*	(0.36)%	(0.54)%	(0.55)%	(0.11)%		(0.52)%
Portfolio Turnover Rate	18	%**	27%	37%	36%	50%		37%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

	Institutional Shares
	Period Ended January 31, 2017(1) (Unaudited)
Net Asset Value, Beginning of Period	$18.36

Income (Loss) from Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Gain on Investments	2.08

Total from Operations	2.07

Dividends and Distributions from:
Net Investment Income	—
Net Realized Gains	(0.54)

Total Dividends and Distributions	(0.54)

Net Asset Value, End of Period	$19.89

Total Return†	11.24	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$483,091
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.08	%*
Ratio of Net Investment Loss to Average Net Assets	(0.09	)%*
Portfolio Turnover Rate	18	%**

(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amount calculated using average shares.
†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Not Annualized.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012
Net Asset Value, Beginning of Period	$14.85		$14.89	$14.92		$14.29		$11.33	$11.78

Income (Loss) from Operations:
Net Investment Loss(1)	(0.01)		—	(0.01)		(0.03)		(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.26		1.06	1.54		1.90		3.51	(0.08	)(2)

Total from Operations	1.25		1.06	1.53		1.87		3.50	(0.10)

Dividends and Distributions from:
Net Investment Income	—		—	—		—		—	—
Net Realized Gains	(0.64)		(1.10)	(1.56)		(1.24)		(0.54)	(0.35)

Total Dividends and Distributions	(0.64)		(1.10)	(1.56)		(1.24)		(0.54)	(0.35)

Net Asset Value, End of Period	$15.46		$14.85	$14.89		$14.92		$14.29	$11.33

Total Return†	8.50%		8.22%	10.65%		13.65%		32.00%††	(0.67	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$709,082		$614,998	$526,649		$568,782		$509,234	$340,611
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.17	%*	1.28%	1.29	%(3)	1.30	%(3)	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.17	%*	1.28%	1.28%		1.29%		1.30%	1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10	)%*	0.03%	(0.09)%		(0.21)%		(0.06)%	(0.20)%
Portfolio Turnover Rate	17	%**	40%	46%		52%		50%	41%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Institutional Shares
	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012
Net Asset Value, Beginning of Period	$15.05		$15.07	$15.05		$14.37		$11.37	$11.79

Income (Loss) from Operations:
Net Investment Income(1)	0.01		0.04	0.02		0.01		0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.28		1.06	1.56		1.91		3.53	(0.08	)(2)

Total from Operations	1.29		1.10	1.58		1.92		3.55	(0.07)

Dividends and Distributions from:
Net Investment Income	(0.01)		(0.02)	—		—		(0.01)	—
Net Realized Gains	(0.64)		(1.10)	(1.56)		(1.24)		(0.54)	(0.35)

Total Dividends and Distributions	(0.65)		(1.12)	(1.56)		(1.24)		(0.55)	(0.35)

Net Asset Value, End of Period	$15.69		$15.05	$15.07		$15.05		$14.37	$11.37

Total Return†	8.66%		8.45%	10.91%		13.94%		32.41%††	(0.41	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$616,473		$390,408	$152,537		$129,515		$105,152	$63,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.92	%*	1.03%	1.04	%(3)	1.05	%(3)	1.05%	1.05%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.92	%*	1.03%	1.03%		1.04%		1.06%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.14	%*	0.26%	0.16%		0.04%		0.19%	0.05%
Portfolio Turnover Rate	17	%**	40%	46%		52%		50%	41%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2017 (Unaudited)		Ten Month Period Ended July 31, 2016(1)(2)		Year Ended September 30, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Period	$8.29		$7.36		$9.79	$10.00

Income from Operations:
Net Investment Loss(4)	(0.02)		—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)		0.93		(2.35)	(0.20)

Total from Operations	(0.52)		0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	(0.04)		—		(0.01)	—
Net Realized Gains	—		—		—	—

Total Dividends and Distributions	(0.04)		—		(0.01)	—

Net Asset Value, End of Period	$7.73		$8.29		$7.36	$9.79

Total Return†	(6.30	)%††	12.64	%††	(24.75)%	(2.10	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,434		$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.51	%*	1.63	%*	1.85%	1.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.75	%*	6.86	%*	14.00%	34.14	%*
Ratio of Net Investment Loss to Average Net Assets	(0.59	)%*	(0.07	)%*	(0.79)%	(1.82	)%*
Portfolio Turnover Rate	20	%††	66	%††	104%	0	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amount calculated using average shares.
*	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-three funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” with the exception of the Champlain Emerging Markets Fund which is classified as “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion and the Champlain Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Small Company Fund offers Institutional Shares, which commenced operations on August 31, 2016, and the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Champlain Emerging Markets Fund has changed its fiscal year end to July 31, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2017, there were no fair valued securities held by the Funds.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended January 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2017, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended January 31, 2017, the Funds did not incur any interest or penalties.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For the period ended January 31, 2017, the Funds did not enter into any forward foreign currency contracts.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2017, Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $390,519, $384,509, and $1,153 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2017, the Small Company Fund earned credits of $18,808, the Mid Cap Fund earned credits of $9,913, and the Emerging Markets Fund earned credits of $4 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million(1)
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million(2)
Emerging Markets Fund	1.00% on the first $250 million in assets; 0.85% on assets over $250 million(3)
(1) Prior to September 1, 2016, the management fee for the Small Company Fund was 0.90% of the Fund’s average daily net assets.
(2) Prior to September 1, 2016, the management fee for the Mid Cap Fund was 0.80% of the Fund’s average daily net assets.

(3) Prior to September 1, 2016, the management fee for the Emerging Markets Fund was 1.10% of the Fund’s average daily net assets. Prior to November 28, 2015, the management fee for the Fund was 1.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, and Emerging Markets Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.50% of the Funds’ respective average daily net assets through November 30, 2017. Prior to September 1, 2016 the Adviser contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Emerging Markets Fund – Advisor Shares to 1.40%, 1.15%, 1.30%, 1.05% and 1.60%, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to reduce fees or make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived.

At January 31, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until January 31:	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
1/31/14-1/31/15	2018	$—	$—	$—
1/31/15-1/31/16	2019	41,675	—	—
9/30/14-9/30/15	2018	—	—	75,709
9/30/15-1/31/16	2019	—	—	15,069
1/31/16-1/31/17	2020	264,280	—	108,581

		$305,955	$—	$199,359

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Advisor Shares
Issued	4,258,680	11,618,183
Reinvestment of Distributions	988,952	2,316,032
Redeemed	(30,064,043)	(39,349,474)

Net Advisor Shares Capital Share Transactions	(24,816,411)	(25,415,259)

Institutional Shares(1)
Issued	25,163,934	N/A
Reinvestment of Distributions	596,066	N/A
Redeemed	(1,476,550)	N/A

Net Institutional Shares Capital Share Transactions	24,283,450	N/A

Net Decrease in Shares Outstanding	(532,961)	(25,415,259)

(1) Institutional Shares commenced operations on August 31, 2016

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

Champlain Mid Cap Fund	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Advisor Shares
Issued	8,748,149	14,556,748
Reinvestment of Distributions	1,737,001	3,057,588
Redeemed	(6,045,713)	(11,562,666)

Net Advisor Shares Capital Share Transactions	4,439,437	6,051,670

Institutional Shares
Issued	15,624,647	20,071,228
Reinvestment of Distributions	1,420,702	1,151,759
Redeemed	(3,698,262)	(5,403,265)

Net Institutional Shares Capital Share Transactions	13,347,087	15,819,722

Net Increase in Shares Outstanding	17,786,524	21,871,392

Champlain Emerging Markets Fund	Period Ended January 31, 2017 (Unaudited)	Ten Month Period Ended July 31, 2016†	Year Ended September 30, 2015††
Advisor Shares
Issued	27,173	109,921	124,551
Reinvestment of Distributions	2,164	—	259
Redeemed	(192)	(26,824)	—

Net Increase in Shares Outstanding	29,145	83,097	124,810

† On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund II Champlain Emerging Markets Fund. Investor Class shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
†† Commenced operations on September 9, 2014.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

7. INVESTMENT TRANSACTIONS:

For the period ended January 31, 2017, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$196,476,758	$214,791,033
Champlain Mid Cap Fund	413,965,875	181,444,516
Champlain Emerging Markets Fund	826,079	673,661

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended July 31, 2016, July 31, 2015 and the period ended September 30, 2014 for the Emerging Markets Fund, were as follows was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2016	$6,563,528	$30,355,712	$—	$36,919,240
2015	4,189,435	75,518,443	—	79,707,878
Mid Cap Fund
2016	$7,221,822	$49,890,317	$—	$57,112,139
2015	14,327,207	54,539,820	—	68,867,027

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Emerging Markets Fund
2016	$—	$—	$—	$—
2015	2,251	—	—	2,251
2014	—	—	—	—

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2016, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$—	$8,465,304	$—
Undistributed Long-Term Capital Gain	9,643,967	12,999,753	—
Late-Year Loss Deferral	(3,622,725)	—	(19,776)
Capital Loss Carryforwards	—	—	(513,399)
Post-October Losses	—	—	(143,408)
Unrealized Appreciation (Depreciation)	296,789,225	141,901,721	329,230

Total Distributable Earnings	$302,810,467	$163,366,778	$(347,353)

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2015 through July 31, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through July 31, 2016 and specified losses realized on investment transactions from November 1, 2015 through July 31, 2016, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$(486,928)	$(26,471)	$(513,399)

For Federal income tax purposes, the cost of securities owned at July 31, 2016 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2017 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$822,940,342	$421,215,479	$(13,553,585)	$407,661,894
Mid Cap Fund	1,124,734,482	216,023,517	(20,087,011)	195,936,506
Emerging Markets Fund	3,234,714	378,730	(229,970)	148,760

9. CONCENTRATION OF RISKS:

Champlain Emerging Markets Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover securities of many issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

10. OTHER:

At January 31, 2017, 60% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 16% of the total shares outstanding of the Small Company Fund Institutional Shares were held by one shareholder; 28% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 61% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; and 93% of the total shares outstanding of the Emerging Markets Fund

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

Advisor Shares were held by three shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million uncommitted, senior secured line of credit, which have expiration dates of February 15, 2018. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. From November 18, 2016 through November 21, 2016 the Small Company Fund borrowed $6,000,000 over a period of 3 days at the interest rate of 3.50%. As of January 31, 2017, there were no borrowings outstanding.

13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2016 to January 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/16	Ending Account Value 01/31/17	Annualized Expense Ratios	Expenses Paid During Period
Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$1,150.10	1.31%	$7.10	*
Institutional	$1,000.00	$1,112.40	1.05%	$4.68	**
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.60	1.31%	$6.67	*
Institutional	$1,000.00	$1,019.91	1.05%	$5.35	*
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,085.00	1.17%	$6.15	*
Institutional	$1,000.00	$1,086.60	0.92%	$4.84	*
Hypothetical 5% Return
Advisor	$1,000.00	$1,019.31	1.17%	$5.96	*
Institutional	$1,000.00	$1,020.57	0.92%	$4.69	*
Emerging Markets Fund
Actual Fund Return	$1,000.00	$937.00	1.51%	$7.37	*
Hypothetical 5% Return	$1,000.00	$1,017.59	1.51%	$7.68	*

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 154/365 (to reflect one-half year period).

60	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1300

Item 2.   Code of Ethics.

Not applicable for semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.   Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.   Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 10, 2017